Filed Pursuant to Rule 497(e)
                                                      Registration No. 002-92665
                                                      Registration No. 002-93068


                              EXCELSIOR FUNDS, INC.

                                   Money Fund
                              Government Money Fund
                               Treasury Money Fund

                        EXCELSIOR TAX-EXEMPT FUNDS, INC.

                              Tax-Exempt Money Fund
                         New York Tax-Exempt Money Fund


Supplement dated November 18, 2003, to the Statement of Additional Information dated July 29, 2003.

        On page 2, under the heading "Treasury Money Fund," the first sentence is replaced in its entirety with the following sentences:

"Under normal circumstances, the Treasury Money Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct U.S. Treasury obligations, such as Treasury bills and notes. The Treasury Money Fund will provide shareholders with at least 60 days' prior notice of any change in this policy."

        Also on page 2, the following is added directly after the first paragraph:

"Government Money Fund.

Under normal circumstances, the Government Money Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and fully collateralized repurchase agreements for these securities. The Government Money Fund will provide shareholders with at least 60 days' prior notice of any change in this policy."